                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 June 27, 2000


                           PRENTISS PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)



          Maryland                             1-14516                                 75-2661588

(State or Other  Jurisdiction of        (Commission File Number)          (I.R.S. Employer Identification No.)
Incorporation or Organization)
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          3890 West Northwest Highway, Suite 400, Dallas, Texas 75220
                    (Address of Principal Executive Office)


                                (214) 654-0886
             (Registrant's telephone number, including area code)



                                      N/A
     -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

          On June 27, 2000, Prentiss Properties Trust, a Maryland real estate investment trust ("Prentiss" or the "Company"), Prentiss Properties Acquisition
Partners, L.P., a Delaware limited partnership of which Prentiss (through a wholly-owned direct subsidiary) is the sole general partner ("Prentiss
Partnership"), Mack-Cali Realty Corporation, a Maryland corporation ("Mack-
Cali") and Mack-Cali Realty, L.P., a Delaware limited partnership of which Mack-
Cali is the sole general partner ("Mack-Cali Partnership"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a merger of Prentiss with and into Mack-Cali (the "Merger"), with Mack-Cali being the surviving corporation and, immediately prior to the Merger, a merger of Prentiss Partnership with and into Mack-Cali Partnership (or a limited liability company or limited partnership owned entirely directly or indirectly by Mack-Cali Partnership) (the "Partnership Merger," and together with the Merger, the "Mergers").

          Under the terms of the Merger Agreement, Prentiss common shares will be exchanged for Mack-Cali common shares at a fixed exchange ratio of 0.956. The exchange ratio is not subject to change based on changes in the market prices of either company's common stock and there is no "collar" for the exchange ratio.

          Subject to certain conditions, including, without limitation, applicable approval from the stockholders of both the Company and Mack-Cali, the Company expects to consummate the Mergers in the fourth quarter of 2000.

          To prevent the triggering of the Company's Rights Agreement, dated as of February 6, 1998 (the "Rights Agreement"), the Company amended its Rights
Agreement. This amendment is filed herewith as Exhibit 4.1 and incorporated herein by reference.

          A description of the Mergers is contained in the June 28, 2000 press release by the Company, filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated June 27, 2000 and incorporated herein by reference. The Merger
Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 7.   Financial Statements And Exhibits.

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
           (c)  Exhibits
               *2.1   Agreement and Plan of Merger, dated as of June 27, 2000, by and among Prentiss Properties Trust, Prentiss
                      Properties Acquisition Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty, L.P.

               *4.1   Amendment No. 1 to the Rights Agreement, dated as of June 27, 2000, by and between Prentiss Properties Trust and First Chicago Trust Company, a Division of Equiserve.

               *10.1  Voting Agreement, dated as of June 27, 2000, by and between William L. Mack, Mitchell E. Hersh, Earle Mack,
                      Fredrick Mack, David Mack and Prentiss Properties Trust.

               *10.2  Voting Agreement, dated as of June 27, 2000, by and between Thomas F. August, Richard J. Bartel, as trustee of
                      TFA Grantor Retained Annuity Trust and as trustee of MJA Grantor Retained Annuity Trust and Mack-Cali Realty
                      Corporation.

               *10.3  Voting Agreement, dated as of June 27, 2000, by and between Michael V. Prentiss, Santo Bisignano Jr., as trustee of PEP Grantor Retained Annuity Trust, as trustee of MBP Grantor Retained Annuity Trust and as trustee of KAP Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

               *10.4  Employment Agreement, dated as of June 27, 2000, by and between Michael V. Prentiss and Mack-Cali Realty
                      Corporation.

                99.1  Press Release, dated June 28, 2000 (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K, dated June 27, 2000).
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               ______________
               * Filed herewith
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 2000              PRENTISS PROPERTIES TRUST

                                   /s/  THOMAS P. SIMON
                                   ---------------------------------------------
                                   Thomas P. Simon
                                   (Vice President and Chief Accounting Officer)
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                               INDEX TO EXHIBITS


*2.1 Agreement and Plan of Merger, dated as of June 27, 2000, by and among Prentiss Properties Trust, Prentiss Properties Acquisition
            Partners, L.P., Mack-Cali Realty Corporation and Mack-Cali Realty,
            L.P.

*4.1 Amendment No. 1 to the Rights Agreement, dated as of June 27, 2000, by and between Prentiss Properties Trust and First Chicago Trust
            Company, a Division of Equiserve.

*10.1       Voting Agreement, dated as of June 27, 2000, by and between William
            L. Mack, Mitchell E. Hersh, Earle Mack, Fredrick Mack, David Mack and Prentiss Properties Trust.

*10.2       Voting Agreement, dated as of June 27, 2000, by and between Thomas
            F. August, Richard J. Bartel, as trustee of TFA Grantor Retained
            Annuity Trust and as trustee of MJA Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

*10.3       Voting Agreement, dated as of June 27, 2000, by and between Michael
            V. Prentiss, Santo Bisignano, Jr., as trustee of PEP Grantor
            Retained Annuity Trust, as trustee of MBP Grantor Retained Annuity
            Trust and as trustee of KAP Grantor Retained Annuity Trust and Mack-
            Cali Realty Corporation.

*10.4 Employment Agreement, dated as of June 27, 2000, by and between Michael V. Prentiss and Mack-Cali Realty Corporation.

 99.1       Press Release, dated June 28, 2000 (Incorporated by reference to
            Exhibit 99.1 of the Company's Current Report on Form 8-K, dated
            June 27, 2000).


______________
* Filed herewith